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                           Little Falls Bancorp, Inc.
                     1998 Directors Stock Compensation Plan

                                    Article I
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                            ESTABLISHMENT OF THE PLAN

         1.01 Little Falls Bancorp, Inc. ("Company") hereby establishes the 1998 Directors Stock Compensation Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                   Article II
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                               PURPOSE OF THE PLAN

         2.01 The purpose of the Plan is to reward and to retain personnel of experience and ability as members of the Board of Directors of the Company by providing such members of the Board with an additional equity interest in the Company as compensation for their future professional contributions and service to the Company and its subsidiaries.

                                   Article III
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                                   DEFINITIONS

         The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

         3.01 "Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

         3.02 "Board" means the Board of Directors of the Company, or any successor corporation thereto.

         3.03 "Cause" means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action
which  results  in  a  substantial   financial   loss  to  the  Company  or  its
Subsidiaries.

         3.04 "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Subsidiaries; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or
(iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person,

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trust,  entity or group.  This  limitation  shall not apply to the  purchase  of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan sponsored by the Company or its subsidiaries which
is  exempt  from  the   approval   requirements,   set  forth  under  12  C.F.R.
ss.574.3(c)(1)(vi)  as now in effect or as may  hereafter  be amended.  The term
"person"  refers  to  an  individual  or  a  corporation,   partnership,  trust,
association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

         3.05 "Committee" means the Board of Directors as a whole or the Executive Committee appointed by the Board from time to time, if such Executive Committee shall exist.

         3.06 "Common Stock" means shares of the common stock, $.10 par value per share, of the Company or any successor thereto.

         3.07 "Company" shall mean Little Falls Bancorp, Inc., the parent corporation of the Company.

         3.08  "Director" means a member of the Board of the Company.

         3.09 "Director Emeritus" means a person serving as an director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Company from time to time.

         3.10 "Disability" means any physical or mental impairment which renders the Participant incapable of continuing in the service of the Company in his current capacity as determined by the Committee.

         3.11 "Employee" means any person who is employed by the Company or a Subsidiary. "Non- employee" shall refer to an individual that is not in the employ of the Company or its subsidiaries within the meaning of the Internal Revenue Code of 1986, as amended.

         3.12 "Effective Date" shall mean the date of Board approval of the Plan on April 21, 1998.

         3.14 "Participant" means a Non-employee Director who receives a Plan Share Award under the Plan.

         3.15  "Plan   Shares"  means  shares  of  Common  Stock  awarded  to  a
Participant pursuant to the Plan.

         3.16 "Plan Share Award" or "Award" means a right granted to a Participant under this Plan to earn or to receive Plan Shares.

         3.17 "Plan Share Reserve" means the shares of Common Stock authorized for issuance in accordance with the Plan.

         3.18 "Savings Bank" means Little Falls Bank, and any successor corporation thereto.

         3.19  "Subsidiary" means the subsidiaries of the Company.


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                                   Article IV
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                           ADMINISTRATION OF THE PLAN

         4.01 Role of the Committee. The Plan shall be administered and interpreted by the Board of Directors of the Company or a Committee appointed by said Board, which shall consist of not less than two Non-employee members of the Board, which shall have all of the powers allocated to it in this and other sections of the Plan. All persons designated as members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

         4.02 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made except as provided in Section 7.01(a) herein.

         4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Share Awards granted. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                    Article V
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                               PLAN SHARE RESERVE

         5.01 Plan Share Reserve. The Committee is authorized to deliver Plan Share Awards representing up to 24,500 shares of Common Stock of the Company. Such Awards may be from authorized, but unissued shares, treasury shares or shares purchased by the Company for such purposes.

         5.02 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards or the decision of the Committee to return Plan Shares to the Company, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which may not be earned because of forfeiture by the Participant shall be added to the Plan Share Reserve.

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                                   Article VI
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                            ELIGIBILITY; ALLOCATIONS

         6.01 Allocations. As of the Effective Date of the Plan, each Non-employee Director of the Company shall be granted a Plan Share Award under the Plan consisting of 3,500 shares of Common Stock, subjected to the terms and conditions specified hereinafter. Additionally, the Committee may make additional Plan Share Awards under the Plan from time to time, provided that such Awards in the agggregate do not exceed the limitations specified at Section 5.01.

         6.02 Terms of Awards. Such Plan Share Awards shall be earned and non-forfeitable at the rate of one-fifth as of the one-year anniversary of the Effective Date and an additional one-fifth following each of the next four successive years during such periods of service as a Director or Director Emeritus. Further, such Plan Share Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director or Director Emeritus, or upon a Change in Control of the Company. Subsequent to the Effective Date, Plan Share Awards may be awarded to newly elected or appointed Directors of the Company by the Committee, provided that in no event shall Awards to any individual Non-employee Director exceed 20% of the aggregate authorized Plan Share Reserve. All actions by the Committee shall be deemed final, except to the extent that such actions are revoked by the Board.

         6.03 Form of Allocation. As promptly as practicable after a determination is made that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the award may be earned. The date on which the Committee makes its award determination or the date the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards as determined by the Committee. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

         6.04  Allocations  Not  Required.   Notwithstanding   anything  to  the
contrary, no Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee and the Board. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Company at any time, and cease issuing Plan Share Awards.

                                   Article VII
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       FORFEITURES; DIVIDENDS; DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01     Forfeitures.

         (a) Revocation for Misconduct. Notwithstanding anything herein to the contrary, the Board may, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent such Plan Shares have not been deemed earned and non-forfeitable in the case of a Participant who is discharged from the employ or service of the Company, Savings Bank or a Subsidiary for Cause, or who is discovered after termination of employment or service

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to have engaged in conduct that would have  justified  termination  for Cause. A determination of Cause shall be made by the Board within its sole discretion.

         (b) Exception for Terminations Due to Death or Disability. All Plan Shares subject to a Plan Share Award held by a Participant whose service with the Company shall terminate due to death or Disability, shall be deemed 100% earned and nonforfeitable as of the Participant's last date of service with the Company.

         (c) Exception for Termination after a Change in Control. All Plan Shares subject to a Plan Share Award held by a Participant shall be deemed to be immediately 100% earned and non- forfeitable in the event of a Change in Control of the Company or Savings Bank.

         7.02 Payment of Dividends. A holder of a Plan Share Award, whether or not earned, shall also be entitled to receive an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Plan Share Award commencing on the date the Plan Shares are awarded. Such cash dividend amounts shall be paid directly to the Participant within 30 calendar days of the payment of the respective dividend on the Common Stock.

         7.03     Distribution of Plan Shares.

         (a) Timing of Distributions: General Rule. Plan Shares shall be distributed to the Participant or his Beneficiary, as the case may be, as soon as practicable after the date of grant of the Plan Share Award; provided that such Common Stock representing such Plan Shares shall contain a restrictive legend detailing the applicable limitations of such shares with respect to transfer and forfeiture.

         (b) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned.

         (c) Regulatory Exceptions. No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulation shall have been fully complied with.

         7.04 Voting of Plan Shares. The Participant shall be entitled to direct the voting of all Common Stock represented by a Plan Share Award once the Common Stock is distributed to the Participant.


                                  Article VIII
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                                  MISCELLANEOUS

         8.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of the Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

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         8.02  Amendment  and  Termination  of  the  Plan.  The  Board  may,  by
resolution, at any time, amend or terminate the Plan.

         8.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Participant prior to being deemed 100% earned and non-forfeitable, except in the event of death of the Participant.

         8.04 No Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Participant to continue in the employ or service of the Company, Savings Bank, or a Subsidiary thereof.

         8.05 Voting Rights. No Participant shall have any voting rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award prior to the time said Plan Shares are actually distributed to such Participant.

         8.06 Governing Law. The Plan shall be governed by and construed under the laws of the State of New Jersey, except to the extent that Federal Law shall be deemed applicable.

         8.07 Effective Date.  The Plan shall be effective as of April 21, 1998.

         8.08 Term of Plan. This Plan shall remain in effect until the earlier of (i) termination by the Board, (ii) the distribution of all shares of Common Stock authorized under the Plan Share Award, or (iii) 10 years from the Effective Date. Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

         8.09 Non-Trust Status of Plan. It is intended that benefits under the Plan shall be awarded in the form of Common Stock of the Company. Prior to the time of delivery of such Common Stock to a Participant, no assets of the Company shall be deemed to constitute a trust hereunder.

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